Filed pursuant to paragraph (e) of Rule 497 under the Securities Act of 1933, as amended
Securities Act File No. 333-168569

Equinox Campbell Strategy Fund

Class A Shares: EBSAX

Class I Shares: EBSIX

Class P Shares: EBSPX

of

EQUINOX FUNDS TRUST

Supplement dated March 2, 2016 (“Supplement”) to the Prospectus for Class A, Class I and Class P shares of the Equinox Campbell Strategy Fund (the “Fund”) dated February 1, 2016

The information in this Supplement updates and amends certain information contained in the Prospectus for the Class A, Class I and Class P shares of the Fund and should be read in conjunction with such Prospectus.

On page 30 of the Prospectus, the section entitled “Exchanging Shares,” is hereby deleted and replaced in its entirety with the following:

HOW TO EXCHANGE SHARES

You may exchange shares of a class of a Fund on the Equinox Alternative Strategy Platform (Equinox Aspect Core Diversified Fund, Equinox BH-DG Strategy Fund, Equinox Systematica Macro Fund, Equinox Campbell Strategy Fund, Equinox Chesapeake Strategy Fund, Equinox Crabel Strategy Fund and Equinox IPM Systematic Macro Fund) (each an “EASP Fund,” and collectively, the “EASP Funds”) for shares of the same class of any other EASP Fund or for shares of the same class of the Equinox MutualHedge Futures Strategy Fund (the “MutualHedge Fund,” and together with the EASP Funds, the “Equinox Funds”), a series of Northern Lights Fund Trust that is also managed by Equinox Institutional Asset Management, LP. The Equinox Funds are offered through a separate prospectus or prospectuses, which are available online at www.equinoxfunds.com/documents, by calling (888) 643-3431 or by sending an e-mail request to Invest@equinoxfunds.com. Exchanges may be effected by (i) by writing to the Funds at Equinox Funds, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154 or (ii) by calling the Funds toll-free at 888-643-3431. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

An exchange between EASP Funds means that you purchase shares of an EASP Fund using the proceeds from the simultaneous redemption of your shares in another EASP Fund. Redemption and purchase of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. Such an exchange will be treated as a sale for Federal income tax purposes. See the section entitled “More Information about Taxes” in an EASP Fund’s prospectus for a discussion of the tax consequences of an exchange (sale) of shares in one fund for shares in a different fund.

Exchange transactions will be subject to the minimum exchange amount and other requirements of the particular class of the EASP Fund into which the exchange is desired to be made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than an EASP Fund’s minimum investment requirement for a new account. Exchange transactions will be subject to a Fund’s redemption fee, if applicable, on proceeds redeemed within 30 days following their acquisition, whether acquired through purchase or exchange (with the exception of shares acquired through the reinvestment of dividends and/or capital gain distributions).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. An EASP Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of such Fund. Notwithstanding the foregoing, the Funds reserve the right to reject any purchase request (including exchange purchases from another Fund) that is deemed to be disruptive to efficient portfolio management. For more information about a Fund’s policy on excessive trading, refer to the section entitled “Frequent Purchases and Redemptions of Fund Shares” in such Fund’s respective prospectus.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The EASP Funds may terminate or modify the exchange offer described here at any time.

Investors should retain this supplement for future reference.